FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND

FIDELITY ADVISOR SHORT-INTERMEDIATE MUNICIPAL INCOME FUND

PRO FORMA COMBINING STATEMENT OF ASSETS & LIABILITIES AS OF NOVEMBER 30, 1997

(UNAUDITED)







                                           FA INTERMEDIATE  FA SHORT-INTERMED.          PRO FORMA           PRO FORMA
                                           MUNICIPAL        MUNI            COMBINED    ADJUSTMENTS         COMBINED

ASSETS

Investment in securities, at value

 - See accompanying schedule                 $63,193,113    $23,772,434                   -                  $
                                                                                                             86,965,547

Cash                                          -              45,833        45,833        (45,833)     (f)     -

Interest receivable                          864,602        443,524        1,308,126      -                  1,308,126

Receivable for daily variation on            313            -             313            -                   313
futures contracts

Receivable for investments sold              -             105,395        105,395        -                   105,395

Other receivables                            -              -              -             -                   -

Prepaid expenses                             13,782         -             13,782         -                   13,782

 TOTAL ASSETS                                64,071,810     24,367,186     88,438,996    (45,833)



LIABILITIES

Payable to custodian bank                    $47,694        $ -                         $ (45,833)    (f)   $ 1,861

Payable for investments purchased -          491,209       1,119,035      1,610,244      -                   1,610,244
delayed delivery

Payable for fund shares redeemed             61,659          -             61,659         -                   61,659

Distributions payable                        73,338         15,097         88,435         -                   88,435

Distribution fees payable                   14,440         2,813          17,253         -                   17,253

Accrued management fee                       18,402         6,882          25,284         -                   25,284

Other payables and accrued expenses          66,675         31,785         98,460         -                   98,460

 TOTAL LIABILITIES                           773,417        1,175,612      1,949,029     (45,833)             1,903,196



NET ASSETS                                   $63,298,393    $23,191,574                  $ -                 $86,489,967



Net Assets consist of:

Paid in capital                              $60,935,835    $22,746,361                   -                   83,682,196

Accumulated undistributed net
realized gain (loss) on

 investments                                 56,767         41,724         98,491         -

Net unrealized appreciation
(depreciation) on

 investments                                 2,305,791      403,489        2,709,280      -                   2,709,280

NET ASSETS                                   63,298,393     $23,191,574                   $ -










                                       FA INTERMEDIATE FA SHORT-INTER              PRO FORMA       PRO FORMA
                                       MUNICIPAL       MED.MUNI       COMBINED    ADJUSTMENTS      COMBINED
CLASS A:                               $441,602       $639,381       $1,080,983                     $1,080,983

NET ASSET VALUE and redemption         $10.60         $10.20                                        $10.60
price per share

Shares outstanding                     41,679         62,680         104,359       (2,361)    (a)   101,998

Maximum offering price per share       $11.01                                                       $11.01
(100/96.25 of $10.60)

Maximum offering price per share                      $10.36
(100/98.50 of $10.20)



CLASS T:                               $48,830,052    $21,916,347

NET ASSET VALUE and redemption         $10.59         $10.21                                        $10.59
price per share

Shares outstanding                     4,609,444      2,147,471      6,756,915     (77,939)   (a)   6,678,976

Maximum offering price per share       $10.89                                                       $10.89
(100/97.25 of $10.59)

 Maximum offering price per share                     $10.37
(100/98.50 of $10.21)



CLASS B:                               $7,916,605      -             $7,916,605                     $7,916,605

NET ASSET VALUE and offering price     $10.59          -                                            $10.59
per share (A)

Shares outstanding                     747,589         -             747,589        -               747,589



CLASS C:                               $12,572         -             $12,572                        $12,572

NET ASSET VALUE and offering price     $10.59          -                                            $10.59
per share (A)

Shares outstanding                     1,187           -             1,187          -               1,187



INSTITUTIONAL CLASS:                   $6,097,562     $635,846       $6,733,408                     $6,733,408

NET ASSET VALUE, offering price and    $10.59         $10.21                                        $10.59
redemption price per share

Shares outstanding                     575,743        62,284         638,027        (2,242)   (a)   635,785







(A) REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY APPLICABLE CONTINGENT DEFERRED SALES CHARGE.







FIDELITY ADVISOR INTERMEDIATE MUNICIPAL INCOME FUND

FIDELITY ADVISOR SHORT-INTERMEDIATE MUNICIPAL INCOME FUND

PRO FORMA COMBINING STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1997

(UNAUDITED)






                                      FA INTERMEDIATE  FA SHORT-INTERMED.              PRO FORMA            PRO FORMA
                                      MUNICIPAL        MUNI            COMBINED        ADJUSTMENTS          COMBINED


INTEREST INCOME                        $ 3,478,411     $ 1,251,876     $ 4,730,287     -                    $ 4,730,287



EXPENSES

Management fee                          255,140         99,898          355,038         -                    355,038

Transfer agent fees - Class A          1,254            1,347           2,601           (1,014)     (b)     1,587

Transfer agent fees - Class T          99,245           51,815          151,060         (666)       (b)     150,394

Transfer agent fees - Class B          14,216           -               14,216          (546)       (b)     13,670

Transfer agent fees - Class C (g)       5               -               5               -                    5

Transfer agent fees - Institutional
Class                                  12,291           1,647           13,938          (1,058)     (b)     12,880

Distribution Fees - Class A            521              523             1,044           -                   1,044

Distribution Fees - Class T            127,082          37,068          164,150         24,689      (c)     188,839

Distribution Fees - Class B            67,287           -               67,287          -                   67,287

Distribution Fees - Class C (g)        6                -               6               -                   6

Accounting fees and expenses           61,883           65,365          127,248         (62,971)    (b)     64,277

Non-interested trustees' compensation  180              179             359             (109)       (b)     250

Custodian fees and expenses            6,548            4,383           10,931          (1,820)     (b)     9,111

Registration fees - Class A            28,753           28,087          56,840          (40,840)    (b)     16,000

Registration fees - Class T            14,768           13,406          28,174          (12,174)    (b)     16,000

Registration fees - Class B            14,527           -               14,527          -                   14,527

Registration fees - Class C (g)        1,253            -               1,253           -                   1,253

Registration fees - Institutional
Class                                  14,998           17,099          32,097          (16,097)    (b)     16,000

Audit                                  43,635           37,671          81,306          (35,171)    (b)     46,135

Legal                                  886              730             1,616           (383)       (b)     1,233

Miscellaneous                          1,700            602             2,302           63          (d)     2,365

 Total expenses before reductions      766,178         359,820          1,125,998       (148,097)           977,901

 Expense reductions                    (82,120)        (130,260)       (212,380)        97,301      (e),    (115,079)
                                                                                                   (h)

 Total expenses                        684,058         229,560         913,618          (50,796)            862,822

NET INTEREST INCOME                    2,794,353       1,022,316       3,816,669        50,796              3,867,465



REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:

 Investment securities                 858,153         63,343           921,496         -                   921,496

 Futures contracts                     16,876          (1,274)          15,602          -                   15,602

Change in net unrealized apprecation                                    -               -                    -
(depreciation) on:

 Investment securities                 175,681         (29,224)         146,457         -                   146,457

 Futures contracts                     16,502           -               16,502          -                   16,502

NET GAIN (LOSS)                        1,067,212       32,845          1,100,057        -                   1,100,057

                                                                                        -

NET INCREASE (DECREASE) IN NET ASSETS  3,861,565       1,055,161       4,916,726        50,796              4,967,522
RESULTING FROM OPERATIONS


Fidelity Advisor Intermediate Municipal Income Fund
Fidelity Advisor Short-Intermediate Municipal Income Fund
Notes to Pro Forma Combining Financial Statements
(Unaudited)
 The accompanying unaudited Pro Forma Combining Schedule of Investments and Statement of Assets and Liabilities as of November 30, 1997 and the unaudited Pro Forma Combining Statement of Operations for the year ended November 30, 1997 are intended to present the financial condition and related results of operations of Fidelity Advisor Intermediate Municipal Income Fund as if the reorganization with Fidelity Advisor Short-Intermediate Municipal Income Fund, had been consummated at December 1, 1996. Had the pro forma adjustments not included the effect of the expense limitations, Pro Forma Combined Expense reductions would have been $1,385, resulting in Pro Forma Combined Net Interest Income and Pro Forma Combined Net Increase in Net Assets resulting from operations of $3,751,001 and $4,851,058, respectively.

 The pro forma adjustments to these pro forma financial statements are comprised of:
(a) Reflects the conversion of the Fidelity Advisor Short-Intermediate Municipal Income Fund Class A, Class T, and Institutional Class shares as of November 30, 1997.

(b) Decrease in fees reflects elimination of duplicate charges.
(c) Increase in fees reflects Class T's Pro Forma combined distribution fee of 0.25% from Fidelity Advisor Short-Intermediate Municipal Income Fund Class T's 0.15% distribution fee.
(d) Increase in fees reflects net increase in costs incurred as a result of the reorganization offset with savings in duplicate charges.
(e) Decrease in expense reductions reflects the effect of the Pro Forma adjustments and Class T's lower expense limitation.
(f) Reclass to reflect net cash position for the combined fund.
(g) Class C amounts reflect the period November 3, 1997 (commencement of sale of Class C shares) to November 30, 1997.
(h) Reimbursement from FMR for the Pro Forma Combined Class A, Class T, Class B, Class C, and Institutional Class amounted to $16,439, $80,797, $6,357, $1,250, and $8,851 respectively. In addition, $1,385 related to credits earned on uninvested cash balances for Class T of Fidelity Advisor Intermediate Municipal Income are included in Pro Forma Combined expense reductions.
 The unaudited pro forma combining statements should be read in conjunction with the separate annual audited financial statements as of November 30, 1997 for Fidelity Advisor Intermediate Municipal Income Fund and Fidelity Advisor Short-Intermediate Municipal Income Fund, which are incorporated by reference in the Statement of Additional Information to this Proxy and Prospectus.



FIDELITY ADVISOR INTERMEDIATE
MUNI. INCOME FUND & FIDELITY
ADVISOR SHORT-INTERMEDIATE
MUNI. INCOME FUND                    FIDELITY ADVISOR             FIDELITY ADVISOR
                                     INTERMEDIATE                 SHORT-INTERMEDIATE

INVESTMENTS AT NOVEMBER
30, 1997 (UNAUDITED)                 MUNI. INCOME FUND            MUNI. INCOME FUND            COMBINED



                                     PRINCIPAL                    PRINCIPAL                    PRINCIPAL

                                     AMOUNT        VALUE ($)      AMOUNT        VALUE ($)      AMOUNT        VALUE ($)

MUNI. BONDS

Alabama            Mobile Board of                                175,000       $ 175,802      175,000       $ 175,802
                   Wtr. & Swr.
                   Commisioners
                   Wtr. Svc. Rev.
                   9.875% 1/1/98
                   (Escrowed to
                   Maturity)

Alaska             North Slope       3,000,000     $2,381,250                                  3,000,000     2,381,250
                   Borough Gen.
                   Oblig. (Cap.
                   Appreciation)
                   Series B, 0%
                   1/1/03 (MBIA
                   Insured)

Alaska             Alaska Student                                 300,000       305,625        300,000       305,625
                   Loan Corp.
                   Student Loan
                   Rev. Series A, 5%
                   7/1/03 (AMBAC
                   Insured) (AMT)

Arkansas           Arkansas College  1,000,000     820,000                                     1,000,000     820,000
                   Savings Gen.
                   Oblig. (Cap.
                   Appreciation)
                   Series A, 0%
                   6/1/02

California         California Edl.   225,000       225,563                                     225,000       225,563
                   Facs. Auth. Rev.
                   Rfdg. (Chapman
                   Univ.) 5.375%
                   10/1/16 (Connie
                   LeeInsured)

California         California Hsg.   1,000,000     1,045,000                                   1,000,000     1,045,000
                   Fin. Agcy. Rev.
                   (Home Mtg.)
                   Series R, 5.35%
                   8/1/07 (MBIA
                   Insured) AMT

California         California Poll.  500,000       544,375                                     500,000       544,375
                   Cont. Fing. Auth.
                   Resource
                   Recovery Rev.
                   (Waste Mgmt.,
                   Inc.) Series A,
                   7.15% 2/1/11
                   (AMT)

California         California Rural  1,000,000     1,011,250      1,000,000     1,011,250      2,000,000     2,022,500
                   Home Mtg. Fin.
                   Auth. Lease Rev.
                   (Rural Lease
                   Purpose) Series
                   A, 4.45%8/1/01
                   (MBIA Insured)

California         California Gen.   400,000       435,500                                     400,000       435,500
                   Oblig. (Various
                   Purpose) 6.25%
                   10/1/19

California         California Pub.   500,000       506,250                                     500,000       506,250
                   Wks. Board
                   Lease Rev. Rfdg.
                   (Dept. of
                   Corrections State
                   Prison,Monterey
                   County Soledad
                   II) Series D,
                   5.375% 11/1/14

California         California Pub.   1,000,000     1,056,250                                   1,000,000     1,056,250
                   Wks. Board
                   Lease Rev. Rfdg.
                   (Various
                   California State
                   Univ.
                   Projs.)Series A,
                   5.50% 6/1/10

California         Central Valley                                1,000,000     1,004,760      1,000,000     1,004,760
                   Fing. Auth. Rev.
                   (Carson
                   Ice-Generation
                   Proj.) 5% 7/1/98

California         Long Beach Hbr.  250,000       262,188                                     250,000       262,188
                   Rev. Rfdg. Series
                   A, 5.50% 5/15/07
                   (FGIC Insured)
                   (AMT)

California         Los Angeles       250,000       277,813                                     250,000       277,813
                   Unified School
                   Dist. Series A,
                   6% 7/1/11 (FGIC
                   Insured)

California         Los Angeles       970,000       695,975                                     970,000       695,975
                   County Ctfs. of
                   Prtn. (Disney
                   Parking Proj.)
                   (Cap.
                   Appreciation) 0%
                   9/1/04

California         Sacramento        1,000,000     1,023,750                                   1,000,000     1,023,750
                   Muni. Util. Dist.
                   Elec. Rev. 1.76%
                   11/15/08 (FGIC
                   Insured) (stepped
                   coupon)

California         Sacramento Pwr.  1,000,000     1,057,500                                   1,000,000     1,057,500
                   Auth.
                   Cogeneration
                   Proj. Rev. 6%
                   7/1/02

California         Sacramento Pwr.   300,000       331,125                                     300,000       331,125
                   Auth.
                   Cogeneration
                   Proj. Rev. 6.50%
                   7/1/08

California         San Bernadino     500,000       512,500                                     500,000       512,500
                   County Ctfs. of
                   Prtn. Rfdg. (Med.
                   Ctr. Fing. Proj.)
                   5.25% 8/1/04

California         West Covina Ctfs. 1,000,000     1,086,250                                   1,000,000     1,086,250
                   of Prtn. (Queen of
                   The Valley Hosp.)
                   6.50% 8/15/09

Colorado           Arapaho County    3,620,000     524,900                                     3,620,000     524,900
                   Cap. Impt. Tr.
                   Fed. Hwy. Rev.
                   (Cap.
                   Appreciation)
                   Series E, 0%,
                   8/31/26
                   (Pre-Refunded to
                   8/31/05 @
                   20.8626

Colorado           Colorado Health   500,000       530,625                                     500,000       530,625
                   Facs. Auth. Rev.
                   Rfdg. (Rocky
                   Mountain
                   Adventist) 6.25%
                   2/1/04

Colorado           Denver City &                                  250,000       256,283        250,000       256,283
                   County Arpt. Rev.
                   Series A, 6.90%
                   11/15/98 (AMT)

District of        District of      1,000,000     1,043,750                                   1,000,000     1,043,750
Columbia           Columbia Gen.
                   Oblig. Rfdg.
                   Series B-1,
                   5.40% 6/1/06
                   (AMBAC Insured)

District of        District of       500,000       509,375                                     500,000       509,375
Columbia           Columbia Redev.
                   Land Agcy.

                   Washington D.C.
                   Sports Arena Spl.
                   Tax Rev.5.40%
                   11/1/00

Florida            Broward County    500,000       543,750                                     500,000       543,750
                   Resource
                   Recovery Rev.
                   (SES Broward
                   Co. LP South
                   Proj.) 7.95%
                   12/1/08

Florida            Dade County                                    500,000       516,875        500,000       516,875
                   Aviation Rev.
                   Rfdg. (Miami Int'l
                   Arpt.) Series A,
                   5.25 10/01/01
                   (FSA Insured)
                   (AMT)

Florida            Dade County Wtr.  500,000       573,750                                     500,000       573,750
                   & Swr. Sys. Rev.
                   6.25% 10/1/10
                   (FGIC Insured)

Florida            Jacksonville Port 500,000       538,750                                     500,000       538,750
                   Auth. Rev. Rfdg.
                   (Port Facs.)
                   5.75% 11/1/09
                   (MBIA Insured)
                   (AMT)

Florida            St. Petersburg                                 100,000       100,093        100,000       100,093
                   Excise Tax Rev.
                   Rfdg. 3.80%
                   10/1/98 (FGIC
                   Insured)

Georgia            Georgia Gen.      1,000,000     1,118,750                                   1,000,000     1,118,750
                   Oblig. Rfdg.
                   Series A, 6.25%
                   3/1/06

Georgia            Georgia Gen.                                   500,000       545,000        500,000       545,000
                   Oblig. Series D,
                   6.80% 8/1/01

Georgia            Monroe County     500,000       566,875                                     500,000       566,875
                   Dev. Auth. Poll.
                   Cont. Rev. Rfdg.
                   (Oglethorpe Pwr.
                   Scherer Corp.)
                   Series A, 6.60%
                   1/1/07

Hawaii             Honolulu Hawaii   250,000       264,688                                     250,000       264,688
                   City and County
                   Rfdg. Series C,
                   5.50% 11/01/04
                   (FGIC Insured)

Illinois           Chicago Midway    300,000       321,750                                     300,000       321,750
                   Arpt. Rev. Series
                   B, 6% 1/1/09
                   (MBIA Insured)
                   (AMT)

Illinois           Illinois Health   1,000,000     1,050,000                                   1,000,000     1,050,000
                   Facs. Auth. Rev.
                   Rfdg. (Felician
                   Health Care, Inc.)
                   Series A,
                   6.85%1/1/00
                   (AMBAC Insured)

Illinois           Metropolitan Pier 1,000,000     895,000                                     1,000,000     895,000
                   & Exposition
                   Auth. Dedicated
                   Tax Rev. 0%
                   6/15/00 (AMBAC
                   Insured)

Illinois           Metropolitan Pier 500,000       281,875                                     500,000       281,875
                   & Exposition
                   Auth. Dedicated
                   Tax Rev.
                   (McCormick
                   Place
                   ExpansionProj.)
                   Series A, 0%
                   6/15/09 (FGIC
                   Insured)

Indiana            Indianapolis                                   500,000       539,375        500,000       539,375
                   Resource
                   Recovery Rev.
                   Rfdg. (Ogden
                   Martin Sys. Inc.
                   Proj.) 6.50%
                   12/1/01 (AMBAC
                   Insured)

Iowa               Iowa Student      1,000,000     1,052,500                                   1,000,000     1,052,500
                   Loan Liquidity
                   Corp. Student
                   Loan Rev. Series
                   A, 6.35% 3/1/01

Louisiana          Louisiana Pub.    830,000       870,463        995,000       1,043,506      1,825,000     1,913,969
                   Facs. Auth. Rev.
                   Rfdg. (Student
                   Loan) Sr. Series
                   A-1, 6.20%
                   3/1/01

Maine              Maine Edl. Loan                                1,000,000     1,025,000      1,000,000     1,025,000
                   Marketing Corp
                   Student Loan
                   Rev. Series A-4,
                   5.45% 11/1/99
                   (AMT)

Massachusetts      Boston Rev.       250,000       276,563                                     250,000       276,563
                   (Boston City
                   Hosp.) Series A,
                   7.625% 2/15/21
                   (FHA
                   Guaranteed)
                   (Pre-Refunded to
                   8/15/00 @ 102)

Massachusetts      Massachusetts     250,000       255,932                                     250,000       255,932
                   Gen. Oblig. Rfdg.
                   Series A, 5.50%
                   2/1/11

Massachusetts      Massachusetts     400,000       400,000        300,000       300,000        700,000       700,000
                   Health & Edl.
                   Facs. Auth. Rev.
                   Rfdg. (Fairview
                   Extended Care)
                   Series B,4.55%
                   7/14/02 (MBIA
                   Insured) LOC
                   BankBoston NA

Massachusetts      Massachusetts     1,600,000     1,292,000                                   1,600,000     1,292,000
                   Ind. Fin. Agcy.
                   Rev. (Cap.
                   Appreciation)
                   (Massachusetts
                   BiomedicalResea
                   rch) Series A-1,
                   0% 8/1/02

Massachusetts      Massachusetts     600,000       610,962                                     600,000       610,962
                   Tpk. Auth.
                   Western Tpk.
                   Rev. Series A,
                   5.55% 01/1/17
                   (MBIA Insured)

Massachusetts      Nantucket Gen.                                 200,000       206,250        200,000       206,250
                   Oblig. 5% 7/15/03
                   (MBIA Insured)

Massachusetts      New England Ed.   1,950,000     1,998,750                                   1,950,000     1,998,750
                   Loan Marketing
                   Corp. Student
                   Loan Rev. Rfdg.
                   Series B, 5.40%
                   6/1/00

Michigan           Michigan Pub.                                  700,000       736,750        700,000       736,750
                   Pwr. Agcy. Rev.
                   Rfdg. (Campbell
                   Proj.) Series A,
                   5.50% 1/1/04
                   (AMBAC Insured)

Michigan           Michigan Hosp.                                 200,000       214,000        200,000       214,000
                   Fin. Auth. Rev.
                   Rfdg. (Mercy
                   Health Services)
                   Series S, 5.75%
                   8/15/05

Michigan           Utica Commty.                                  125,000       125,180        125,000       125,180
                   Schools Bldg. &
                   Site Rfdg. 4.10%
                   5/1/98 (FGIC
                   Insured)

Minnesota          Minneapolis Gen.                               200,000       161,250        200,000       161,250
                   Oblig. (Cap.
                   Appreciation)
                   Series B, 0%
                   12/1/02

Minnesota          Minnesota Gen.    1,000,000     1,103,750                                   1,000,000     1,103,750
                   Oblig. 6% 5/1/06

Minnesota          Minnesota Higher  200,000       206,750                                     200,000       206,750
                   Ed. Facs. Auth.
                   Rev. (MaCalester
                   College) Series
                   4-C, 5.50%
                   3/1/12

Montana            Montana Higher                                 1,240,000     1,295,800      1,240,000     1,295,800
                   Ed. Student
                   Assistance Corp.
                   Student Loan
                   Rev. Series B,
                   6.60%
                   12/1/99(AMT)

Nevada             Clark County                                   500,000       588,750        500,000       588,750
                   School Dist.
                   Series A, 9.75%
                   6/1/01 (MBIA
                   Insured)

New Jersey         New Jersey Econ.  1,000,000     1,142,500                                   1,000,000     1,142,500
                   Dev. Auth. Market
                   Transition Facs.
                   Rev. (Sr. Lien)
                   Series A,
                   7%7/1/04 (MBIA
                   Insured)

New Mexico         Albuquerque Arpt.                              250,000       261,563        250,000       261,563
                   Rev. Rfdg. 6.25%
                   7/1/00 (AMBAC
                   Insured)

New Mexico         Albuquerque Arpt. 450,000       519,750                                     450,000       519,750
                   Rev. Rfdg. 6.75%
                   7/1/09 (AMBAC
                   Insured) (AMT)

New Mexico         New Mexico Edl.   2,300,000     2,501,250                                   2,300,000     2,501,250
                   Assistance
                   Foundation
                   Student Loan
                   Rev. Sr. Series
                   IV-A2, 6.65%
                   3/1/07 (AMT)

New Mexico         Rio Rancho Wtr.   500,000       596,875                                     500,000       596,875
                   & Wastewtr. Sys.
                   Rev. Series A, 8%
                   5/15/04 (FSA
                   Insured)

New York           Metropolitan     1,000,000     1,092,500                                   1,000,000     1,092,500
                   Trans. Auth. Svc.
                   Contract Transit
                   Facs. Rfdg.
                   Series 5, 6.90%
                   7/1/05

New York           New York City                                  1,000,000     1,033,750      1,000,000     1,033,750
                   Muni. Assistance
                   Corp. Rfdg.
                   5.50% 7/1/00

New York           New York City     500,000       543,125                                     500,000       543,125
                   Muni. Assistance
                   Corp. Rfdg.
                   Series E, 6%
                   7/1/04

New York           New York City                                  1,000,000     1,090,000      1,000,000     1,090,000
                   Gen. Oblig. Rfdg.
                   Series H, 7.875%
                   8/1/00

New York           New York City     2,000,000     2,060,000                                   2,000,000     2,060,000
                   Gen. Oblig.
                   Series G, 5.40%
                   2/1/01

New York           New York State    500,000       606,250                                     500,000       606,250
                   Dorm. Auth. Rev.
                   (City Univ. Sys.
                   Consolidated)
                   Series C, 7.50%
                   7/1/10

New York           New York State    500,000       526,250                                     500,000       526,250
                   Dorm. Auth. Rev.
                   (City Univ. Sys.
                   Consolidated)
                   Series A, 5.75%
                   7/1/13

New York           New York State    500,000       553,750                                     500,000       553,750
                   Dorm. Auth. Rev.
                   Rfdg. (State Univ.
                   Edl. Facs.) Series
                   A, 6.50% 5/15/04

New York           New York State    1,000,000     601,250                                     1,000,000     601,250
                   Local Gov't.
                   Assistance Corp.
                   (Cap.
                   Appreciation)
                   Series A, 0%
                   4/1/08

New York           New York State                                 100,000       105,750        100,000       105,750
                   Local Gov't.
                   Assistance Corp.
                   Rfdg. Series A,
                   5.50% 4/1/04
                   (AMBAC Insured)

New York           New York State    500,000       530,625                                     500,000       530,625
                   Thruway Auth.
                   Hwy. & Bridge
                   Trust Fund Series
                   A, 5.80% 4/1/09

New York           New York State                                200,000       212,750        200,000       212,750
                   Thruway Auth.
                   Svc. Contract
                   Rev. (Local Hwy.
                   & Bridge) 6%
                   4/1/03

New York           New York State                                 250,000       258,750        250,000       258,750
                   Thruway Auth.
                   Svc. Contract
                   Rev. (Local Hwy.
                   & Bridge) 5.40%
                   4/1/03

New York           New York State    500,000       520,625                                     500,000       520,625
                   Urban Dev. Corp.
                   Rev. Series A,
                   5.50% 4/1/10
                   (MBIA Insured)

North Carolina     North Carolina    500,000       518,750                                     500,000       518,750
                   Eastern Muni.
                   Pwr. Agcy. Pwr.
                   Sys. Rev. Series
                   A, 5.625% 1/1/03

North Carolina     North Carolina    1,000,000     1,067,500                                   1,000,000     1,067,500
                   Eastern Muni.
                   Pwr. Agcy. Pwr.
                   Sys. Rev. Rfdg.
                   Series B, 6%
                   1/1/06

North Carolina     North Carolina    200,000       206,000                                     200,000       206,000
                   Eastern Muni.
                   Pwr. Agcy. Pwr.
                   Sys. Rev. Rfdg.
                   Series C, 5.50%
                   1/1/07

North Carolina     North Carolina                                 750,000       780,938        750,000       780,938
                   Muni. Pwr. Agcy.
                   #1 Catawba Elec.
                   Rev. Rfdg. 5.75%
                   1/1/02

North Carolina     North Carolina    250,000       263,125                                     250,000       263,125
                   Muni. Pwr. Agy.
                   Rfdg. (Catawba
                   Elec. Rev.) 5.90%
                   1/1/03

Ohio               Columbus                                       270,000       279,680        270,000       279,680
                   Variable Purpose
                   Wtrwks. & Swr.
                   Impt. Unltd. Tax
                   12% 5/15/98

Ohio               Ohio Bldg. Auth.  500,000       522,500                                     500,000       522,500
                   State Facs. (Adult
                   Correctional)
                   Series A, 5.95%
                   10/1/14 (MBIA
                   Insured)

Ohio               Ohio Tpk.         250,000       259,063                                     250,000       259,063
                   Commission Tpk.
                   Rev. Series A,
                   5.60% 2/15/12
                   (MBIA Insured)

Pennsylvania       Pennsylvania                                   215,000       219,838        215,000       219,838
                   Convention Ctr.
                   Auth. Rev. Rfdg.
                   Series A, 5.75%
                   9/1/99

Pennsylvania       Pennsylvania      1,000,000     1,077,500                                   1,000,000     1,077,500
                   Hsg. Fin. Agcy.
                   Rfdg. (Residential
                   Dev. Section 8)
                   Series A, 7%
                   7/1/01

Pennsylvania       Pennsylvania      1,270,000     1,395,413                                   1,270,000     1,395,413
                   Higher Edl. Facs.
                   Auth. College &
                   Univ. Revs. Rfdg.
                   (RIDC Reg'l.
                   Growth
                   -Carnegie Mellon
                   Univ. Proj.) 6%
                   11/1/04

Pennsylvania       Pennsylvania                                   650,000       666,250        650,000       666,250
                   Higher Ed. Facs.
                   Auth. Health
                   Svcs. Rev. Rfdg.
                   (Penn. Univ.)
                   Series A, 5.125%
                   1/1/01

Rhode Island       Rhode Island      1,000,000     1,066,250                                   1,000,000     1,066,250
                   Student Loan
                   Auth. Student
                   Loan Rev. Rfdg.
                   Series A, 6.55%
                   12/1/00

South Carolina     South Carolina                                 1,300,000     1,374,750      1,300,000     1,374,750
                   Gen. Oblig. (State
                   Hwy.) 5.40%
                   8/1/03

South Carolina     South Carolina    1,250,000     1,306,250                                   1,250,000     1,306,250
                   Ed. Assistance
                   Auth. Rev. Rfdg.
                   (Guaranteed
                   Student Loan)
                   (Sr. Lien)Series
                   A-2, 5.40% 9/1/
                   02

South Carolina     South Carolina    1,000,000     1,050,000                                   1,000,000     1,050,000
                   Ed. Assistance
                   Auth. Rev. Rfdg.
                   (Guaranteed
                   Student Loan)
                   (Sub.-Lien)Series
                   B, 5.70% 9/1/05
                   (AMT)

Tennessee          Memphis-Shelby                                 275,000       282,563        275,000       282,563
                   County Arpt.
                   Auth. Arpt. Rev.
                   Rfdg. Series A,
                   5.25% 2/15/01
                   (MBIA Insured)
                   (AMT)

Tennessee          Memphis-Shelby    265,000       288,519                                     265,000       288,519
                   County Arpt.
                   Auth. Arpt. Rev.
                   Rfdg. Series A,
                   6% 2/15/07
                   (MBIA Insured)
                   (AMT)

Tennessee          Metropolitan                                   505,000       525,200        505,000       525,200
                   Gov't N&D
                   County Sereis A,
                   5.125% 11/15/05

Texas              Austin Gen. Oblig.                             1,000,000     1,093,750      1,000,000     1,093,750
                   Pub. Impt. Ltd.
                   Tax 7% 9/1/01

Texas              Austin                                         500,000       565,625        500,000       565,625
                   Independent
                   School Dist.
                   School Bldg.
                   8.125% 8/1/01
                   (PSF
                   Guaranteed)
                   (Escrowedto
                   Maturity)

Texas              Brazos Higher                                  500,000       525,000        500,000       525,000
                   Ed. Auth. Student
                   Loan Rev. Rfdg.
                   Series A-1,
                   6.05% 12/1/01
                   (AMT)

Texas              Deer Park                                      200,000       158,500        200,000       158,500
                   Independent
                   School Dist. Rfdg.
                   0% 2/15/03 (PSF
                   Guaranteed)

Texas              Hurst Euless      1,000,000     496,250                                     1,000,000     496,250
                   Bedford
                   Independent
                   School Dist. Rfdg.
                   (Cap.
                   Appreciation) 0%
                   8/15/11(PSF
                   Guaranteed)

Texas              Irving Texas      250,000       227,813                                     250,000       227,813
                   Independent
                   School Dist. 0%
                   2/15/00 (PSF
                   Guaranteed)

Texas              North East        2,065,000     1,886,894                                   2,065,000     1,886,894
                   Independent
                   School Dist. Rfdg.
                   (Cap.
                   Appreciation)
                   Series D, 0%
                   2/1/00

Texas              Northside                                      500,000       543,122        500,000       543,122
                   Independent
                   School Dist.
                   School Bldg.
                   8.375% 2/1/00
                   (PSF
                   Guaranteed)

Texas              Port Arthur Hsg.  465,000       507,431                                     465,000       507,431
                   Fin. Corp. Single
                   Family Mtg. Rev.
                   Rfdg. 8.70%
                   3/1/12

Texas              San Antonio Gen.                               125,000       128,906        125,000       128,906
                   Oblig. Rfdg. (Gen.
                   Impt.) 5.50%
                   8/1/02

Texas              Texas A&M Univ.                                980,000       988,575        980,000       988,575
                   Rev. Rfdg. (Fing.
                   Sys.) 5% 5/15/00

Texas              Texas Pub. Fin.   1,000,000     1,132,500                                   1,000,000     1,132,500
                   Auth. Bldg. Rev.
                   Rfdg. (Texas
                   Technical
                   College) 6.25%
                   8/1/09
                   (MBIAInsured)

Utah               Intermountain     2,860,000     1,901,900                                   2,860,000     1,901,900
                   Pwr. Agcy. Pwr.
                   Supply Rev. (Cap.
                   Appreciation)
                   Series A, 0%
                   7/1/06(MBIA
                   Insured)

Utah               Intermountain                                  500,000       448,125        500,000       448,125
                   Pwr. Agcy. Pwr.
                   Supply Rev. Rfdg.
                   (Cap.
                   Appreciation)
                   Series B, 0%
                   7/1/00 (MBIA
                   Insured)

Utah               Intermountain     200,000       193,000                                     200,000       193,000
                   Pwr. Agcy. Pwr.
                   Supply Sys. Rev.
                   Rfdg. Series D,
                   5% 7/1/21 (MBIA
                   Insured)

Utah               Intermountain     250,000       287,188                                     250,000       287,188
                   Pwr. Agcy. Pwr.
                   Supply Sys. Rev.
                   Rfdg. Series A,
                   6.50% 7/1/08
                   (AMBACInsured)

Virginia           Fairfax County                                 1,000,000     1,023,750      1,000,000     1,023,750
                   Gen. Oblig. Pub.
                   Impt. Series A,
                   5.5% 6/1/99

Virginia           Virginia Pub.                                 500,000       530,000        500,000       530,000
                   School Auth.
                   School Fing.
                   Series A, 6.20%
                   1/1/00
                   (Pre-Refunded to
                   1/1/00 @ 102)

Washington         Washington Pub.                                500,000       523,750        500,000       523,750
                   Pwr. Supply Sys.
                   Nuclear Proj. #1
                   Rev. Rfdg. Series
                   A, 7.25% 7/1/99

Washington         Washington Pub.   525,000       582,094                                     525,000       582,094
                   Pwr. Supply Sys.
                   Nuclear Proj. #2
                   Rev. Rfdg. Series
                   C, 7.50% 7/1/03

Washington         Washington Pub. 2,000,000     2,027,500                                   2,000,000     2,027,500
                   Pwr. Supply Sys.
                   Nuclear Proj. #2
                   Rev. 5.40%
                   7/1/12

Washington         Washington Pub.   500,000       514,375                                     500,000       514,375
                   Pwr. Supply Sys.
                   Nuclear Proj. #3
                   Rev. Rfdg. Series
                   C, 5.10%7/1/07

TOTAL MUNI.                                        60,676,612                   23,772,434                   84,449,046
BONDS



CASH
EQUIVALENTS

Cash Equivalents   Muni. Central     2,516,501     2,516,501                                   2,516,501     2,516,501
                   Cash Fund 3.86%
                   12/5/97



TOTAL                                              $63,193,113                  $23,772,434                  $86,965,547
INVESTMENTS
IN SECURITIES
- 100%





FUTURES
CONTRACTS

                                     Underlying    Unrealized     Underlying    Unrealized     Underlying    Unrealized
                                     face                         face                         face

                    Expiration Date  amount at     Gain/ (Loss)   amount at     Gain/ (Loss)   amount at     Gain/ (Loss)
                                     value                        value                        value



PURCHASED          10 Municipal      $ 1,222,812   $ 16,502                                    $ 1,222,812   $ 16,502
                   Bond Future
                   Contracts Dec. 97





TOTAL COST OF                                      $60,903,824                  $23,368,945                  $84,272,769
INVESTMENT
SECURITIES


